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                                                                     EXHIBIT 4.3




                                     [Seal]

                               The State of Texas

                               Secretary of State


                            CERTIFICATE OF AMENDMENT

                                      FOR

                           STERLING BANCSHARES, INC.

                                    FORMERLY

                        JERSEY VILLAGE BANCSHARES, INC.
                             CHARTER NUMBER 533200


         THE UNDERSIGNED, AS SECRETARY OF STATE OF THE STATE OF TEXAS, HEREBY CERTIFIES THAT ARTICLES OF AMENDMENT, DULY SIGNED AND VERIFIED HAVE BEEN RECEIVED IN THIS OFFICE AND ARE FOUND TO CONFORM TO LAW.

         ACCORDINGLY THE UNDERSIGNED, AS SUCH SECRETARY OF STATE, AND BY VIRTUE OF THE AUTHORITY VESTED IN THE SECRETARY BY LAW, ISSUES THIS CERTIFICATE AND ATTACHES HERETO A COPY OF THE ARTICLES OF AMENDMENT.





DATED MAR. 14, 1985




[Seal]                                     \s\ illegible
                                        ---------------------------------------
                                        Secretary of State
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                                                                 FILED
                                                         In the Office of the
                                                     Secretary of State of Texas
                                                              MAR 14 1985

                                                               Clerk II U
                                                          Corporations Section

                             ARTICLES OF AMENDMENT
                              BY THE SHAREHOLDERS
                                     TO THE
                           ARTICLES OF INCORPORATION
                                       OF
                        JERSEY VILLAGE BANCSHARES, INC.

         Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation, which change the name of the corporation from Jersey Village Bancshares, Inc. to Sterling Bancshares, Inc.

         ARTICLE ONE.     The name of the corporation is JERSEY VILLAGE
BANCSHARES, INC.

         ARTICLE TWO.     The following amendment to the Articles of
Incorporation was adopted by the shareholders of the corporation on February 19, 1985:

                 Article One of the Articles of Incorporation is hereby amended to read as follows:

                 The name of the corporation is STERLING BANCSHARES, INC.

         ARTICLE THREE. The number of shares of the corporation outstanding at the time of such adoption was 173,089 shares of Common Stock; and the number of shares entitled to vote thereon was 173,089 shares of Common Stock.

         ARTICLE FOUR. The number of shares of Common Stock voted for such amendment was 155,845; and the number of shares voted against such amendment was 0.

         DATED February 28, 1985.

                                        JERSEY VILLAGE BANCSHARES, INC.


                                        By:   \S\ George Martinez
                                           ------------------------------------
                                           George Martinez, President


                                        By:   \S\  C.P. Bryan, Jr.
                                           ------------------------------------
                                           C.P. Bryan, Jr., Secretary

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THE STATE OF TEXAS        *
                          *
COUNTY OF HARRIS          *

         I, Ginger Fitzgerald, a Notary Public, do hereby certify that on this 28th day of February, 1985, personally appeared before me GEORGE MARTINEZ, who declared that he is the President of the corporation executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                             \S\ Ginger Fitzgerald
                                          -------------------------------------
                                          Notary Public - State of Texas
                                          Expiration Date : 8/21/88